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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 21, 2000

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

   State of New Jersey              001-09120                      22-2625848
    (State or other          (Commission  File Number)       (I.R.S.  Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000




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Items 5. Other Events
---------------------

     The following information updates certain matters previously reported to the Securities and Exchange Commission in the Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 of Public Service Enterprise Group Incorporated (PSEG).


PSEG - Floating Rate Note Due May 21, 2002
------------------------------------------

     On November 21, 2000, PSEG sold $275 million of its Floating Rate Notes due May 21, 2002 through a group of underwriters. Attached hereto as Exhibit 4 is the Form of Note for such transaction.



Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit
Designation         Nature of Exhibit
-----------         -----------------
    4               Form of Note


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)




                  By:           R. EDWIN SELOVER

                  --------------------------------------------

                                R. Edwin Selover
                       Vice President and General Counsel
                  Public Service Enterprise Group Incorporated


Date: November 29, 2000